CorEnergy Announces Third Quarter 2018 Results
KANSAS CITY, MO - October 31, 2018 - CorEnergy Infrastructure Trust, Inc. ("CorEnergy" or the "Company") today announced financial results for the third quarter, ended September 30, 2018.
Third Quarter Performance Summary
Third quarter financial highlights are as follows:

	For the Three Months Ended
	September 30, 2018
		Per Share
	Total	Basic	Diluted
Net Income (Attributable to Common Stockholders)[1]	$5,300,449	$0.44	$0.44
NAREIT Funds from Operations (NAREIT FFO)[1]	$11,438,997	$0.96	$0.89
Funds From Operations (FFO)[1]	$12,119,724	$1.02	$0.93
Adjusted Funds From Operations (AFFO)[1]	$12,193,922	$1.02	$0.92
Dividends Declared to Common Stockholders		$0.75
1 Management uses AFFO as a measure of long-term sustainable operational performance. NAREIT FFO, FFO, and AFFO are non-GAAP measures. Reconciliations of NAREIT FFO, FFO and AFFO, as presented, to Net Income Attributable to CorEnergy Stockholders are included at the end of this press release. See Note 1 for additional information.
Recent Developments

•	Maintained dividend: Declared common stock dividend of $0.75 per share for the third quarter 2018, in line with the previous 12 quarterly dividends

•	Pinedale LGS: Continued to receive participating rents

•	Grand Isle Gathering System: Tenant, Energy XXI Gulf Coast, completed merger with Cox Oil
"The last several months have been a transitional time for CorEnergy," said President and CEO, Dave Schulte. "We have a new tenant, Cox Oil, at our largest asset, where the lease terms remain the same. We continue to make progress with our rate case at MoGas and are actively seeking and reviewing acquisition opportunities, while adhering to the disciplines which have served us well in the past."

Portfolio Update
Grand Isle Gathering System: On October 18, 2018, EGC completed its previously announced acquisition by an affiliate of privately-held Cox Oil for $322 million. The Grand Isle Lease Agreement was assumed by the new operator as a result of the transaction.
Pinedale LGS: CorEnergy has continued to receive participating rents, despite UPL's financial results being adversely affected by lower realized natural gas prices. UPL's capital plan for the remainder of 2018 is to operate three rigs, two of which will be focused on vertical development and one on horizontal development. The company announced that its third quarter 2018 production was above the mid-point of its guidance.
Outlook
CorEnergy regularly assesses its ability to pay and grow its dividend to common stockholders above the current level of $0.75 per quarter. The Company targets long-term revenue growth of 1-3% annually from existing contracts, through inflation-based and participating rent adjustments, and additional growth from acquisitions. There can be no assurance that any potential acquisition opportunities will result in consummated transactions.
Dividend Declaration
Common Stock: A third quarter 2018 dividend of $0.75 per share was declared for CorEnergy's common stock. The dividend is payable on November 30, 2018, to stockholders of record on November 15, 2018.
Preferred Stock: For the Company's 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared. The preferred stock dividend, which equates to an annual dividend payment of $1.84375 per depositary share, is payable on November 30, 2018 to stockholders of record on November 15, 2018.
Third Quarter Earnings Call
CorEnergy will host a conference call on Thursday, November 1, 2018, at 1:00 p.m. Central Time to discuss its financial results. Please dial into the call at 877-407-8035 (for international, 1-201-689-8035) approximately five to ten minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at corenergy.reit.
A replay of the call will be available until 1:00 p.m. Central Time on December 1, 2018, by dialing 877-481-4010 (for international, 1-919-882-2331). The Conference ID is 37821. A replay of the conference call will also be available on the Company’s website.

About CorEnergy Infrastructure Trust, Inc.
CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA), is a real estate investment trust (REIT) that owns essential energy assets, such as pipelines, storage terminals, and transmission and distribution assets. We receive long-term contracted revenue from operators of our assets, primarily under triple-net participating leases. For more information, please visit corenergy.reit.
Forward-Looking Statements
This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Notes
1NAREIT FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, impairment losses of depreciable properties, real estate-related depreciation and amortization (excluding amortization of deferred financing costs or loan origination costs) and other adjustments for unconsolidated partnerships and non-controlling interests. Adjustments for non-controlling interests are calculated on the same basis. FFO as we have presented it here, is derived by further adjusting NAREIT FFO for distributions received from investment securities, income tax expense (benefit) from investment securities, net distributions and dividend income and net realized and unrealized gain or loss on other equity securities. CorEnergy defines AFFO as FFO Adjusted for Securities Investment plus (gain) loss on extinguishment of debt, provision for loan losses, net of tax, transaction costs, amortization of debt issuance costs, amortization of deferred lease costs, accretion of asset retirement obligation, income tax expense (benefit) unrelated to securities investments, non-cash costs associated with derivative instruments, and certain costs of a nonrecurring nature, less maintenance, capital expenditures (if any), amortization of debt premium, and other adjustments as deemed appropriate by Management. Reconciliations of NAREIT FFO, FFO Adjusted for Securities Investments and AFFO to Net Income Attributable to CorEnergy Stockholders are included in the additional financial information attached to this press release.

Contact Information:
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Lesley Schorgl, 877-699-CORR (2677)
info@corenergy.reit

Consolidated Balance Sheets

	September 30, 2018	December 31, 2017
Assets	(Unaudited)
Leased property, net of accumulated depreciation of $88,045,846 and $72,155,753	$449,790,735	$465,956,467
Property and equipment, net of accumulated depreciation of $15,125,893 and $12,643,636	110,714,627	113,158,872
Financing notes and related accrued interest receivable, net of reserve of $4,600,000 and $4,100,000	1,000,000	1,500,000
Other equity securities, at fair value	1,161,034	2,958,315
Cash and cash equivalents	19,611,813	15,787,069
Deferred rent receivable	27,464,068	22,060,787
Accounts and other receivables	2,849,364	3,786,036
Deferred costs, net of accumulated amortization of $1,123,618 and $623,764	3,005,061	3,504,916
Prepaid expenses and other assets	764,090	742,154
Deferred tax asset, net	4,854,108	2,244,629
Goodwill	1,718,868	1,718,868
Total Assets	$622,933,768	$633,418,113
Liabilities and Equity
Secured credit facilities, net of debt issuance costs of $224,096 and $254,646	$38,129,904	$40,745,354
Unsecured convertible senior notes, net of discount and debt issuance costs of $1,377,526 and $1,967,917	112,580,474	112,032,083
Asset retirement obligation	9,275,041	9,170,493
Accounts payable and other accrued liabilities	4,514,447	2,333,782
Management fees payable	1,821,311	1,748,426
Income tax liability	32,426	2,204,626
Unearned revenue	6,826,557	3,397,717
Total Liabilities	$173,180,160	$171,632,481
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $130,000,000 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 52,000 issued and outstanding at September 30, 2018 and December 31, 2017	$130,000,000	$130,000,000
Capital stock, non-convertible, $0.001 par value; 11,949,298 and 11,915,830 shares issued and outstanding at September 30, 2018 and December 31, 2017 (100,000,000 shares authorized)	11,949	11,916
Additional paid-in capital	319,741,659	331,773,716
Total Equity	449,753,608	461,785,632
Total Liabilities and Equity	$622,933,768	$633,418,113

Consolidated Statements of Income and Comprehensive Income (Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Revenue
Lease revenue	$18,391,983	$17,173,676	$54,259,701	$51,290,294
Transportation and distribution revenue	4,244,722	5,270,628	12,071,858	15,056,998
Total Revenue	22,636,705	22,444,304	66,331,559	66,347,292
Expenses
Transportation and distribution expenses	2,241,999	2,384,182	5,349,419	5,082,732
General and administrative	3,046,481	2,632,546	8,881,314	8,252,125
Depreciation, amortization and ARO accretion expense	6,289,459	6,017,664	18,868,871	18,029,567
Provision for loan losses	—	—	500,000	—
Total Expenses	11,577,939	11,034,392	33,599,604	31,364,424
Operating Income	$11,058,766	$11,409,912	$32,731,955	$34,982,868
Other Income (Expense)
Net distributions and dividend income	$5,627	$213,040	$65,292	$477,942
Net realized and unrealized gain (loss) on other equity securities	(930,147)	1,340,197	(1,797,281)	1,410,623
Interest expense	(3,183,589)	(2,928,036)	(9,590,427)	(9,585,270)
Loss on extinguishment of debt	—	(234,433)	—	(234,433)
Total Other Expense	(4,108,109)	(1,609,232)	(11,322,416)	(7,931,138)
Income before income taxes	6,950,657	9,800,680	21,409,539	27,051,730
Taxes
Current tax expense (benefit)	(8,393)	65,131	(54,727)	89,022
Deferred tax expense (benefit)	(738,274)	126,440	(1,751,615)	(134,322)
Income tax expense (benefit), net	(746,667)	191,571	(1,806,342)	(45,300)
Net Income	7,697,324	9,609,109	23,215,881	27,097,030
Less: Net Income attributable to non-controlling interest	—	431,825	—	1,250,096
Net Income attributable to CorEnergy Stockholders	$7,697,324	$9,177,284	$23,215,881	$25,846,934
Preferred dividend requirements	2,396,875	2,396,875	7,190,625	5,557,113
Net Income attributable to Common Stockholders	$5,300,449	$6,780,409	$16,025,256	$20,289,821

Net Income	$7,697,324	$9,609,109	$23,215,881	$27,097,030
Other comprehensive income:
Changes in fair value of qualifying hedges / AOCI attributable to CorEnergy stockholders	—	3,038	—	9,016
Changes in fair value of qualifying hedges / AOCI attributable to non-controlling interest	—	710	—	2,106
Net Change in Other Comprehensive Income	$—	$3,748	$—	$11,122
Total Comprehensive Income	7,697,324	9,612,857	23,215,881	27,108,152
Less: Comprehensive income attributable to non-controlling interest	—	432,535	—	1,252,202
Comprehensive Income attributable to CorEnergy Stockholders	$7,697,324	$9,180,322	$23,215,881	$25,855,950
Earnings Per Common Share:
Basic	$0.44	$0.57	$1.34	$1.71
Diluted	$0.44	$0.57	$1.34	$1.71
Weighted Average Shares of Common Stock Outstanding:
Basic	11,939,360	11,904,933	11,928,929	11,896,803
Diluted	11,939,360	11,904,933	11,928,929	11,896,803
Dividends declared per share	$0.750	$0.750	$2.250	$2.250

Consolidated Statements of Cash Flows (Unaudited)

	For the Nine Months Ended
	September 30, 2018	September 30, 2017
Operating Activities
Net Income	$23,215,881	$27,097,030
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income tax, net	(1,751,615)	(134,322)
Depreciation, amortization and ARO accretion	19,929,691	19,350,053
Provision for loan losses	500,000	—
Loss on extinguishment of debt	—	234,433
Non-cash settlement of accounts payable	—	(221,609)
(Gain) loss on sale of equipment	(8,416)	4,203
Net distributions and dividend income, including recharacterization of income	—	148,649
Net realized and unrealized (gain) loss on other equity securities	1,797,281	(1,410,623)
Unrealized loss on derivative contract	—	13,154
Common stock issued under directors' compensation plan	67,500	67,500
Changes in assets and liabilities:
Increase in deferred rent receivable	(5,403,281)	(5,383,904)
Decrease in accounts and other receivables	936,672	685,312
Increase in prepaid expenses and other assets	(22,001)	(105,866)
Increase in management fee payable	72,885	26,732
Increase in accounts payable and other accrued liabilities	2,436,421	2,437,100
Decrease in current income tax liability	(2,172,200)	—
Increase in unearned revenue	121,731	29,695
Net cash provided by operating activities	$39,720,549	$42,837,537
Investing Activities
Purchases of property and equipment	(94,980)	(50,924)
Proceeds from sale of property and equipment	17,999	—
Return of capital on distributions received	—	91,201
Net cash (used in) provided by investing activities	$(76,981)	$40,277
Financing Activities
Debt financing costs	(264,010)	(1,342,681)
Net offering proceeds on Series A preferred stock	—	71,161,531
Dividends paid on Series A preferred stock	(7,190,625)	(5,830,859)
Dividends paid on common stock	(25,718,189)	(26,034,749)
Distributions to non-controlling interest	—	(1,126,231)
Advances on revolving line of credit	—	10,000,000
Payments on revolving line of credit	—	(44,000,000)
Principal payments on secured credit facilities	(2,646,000)	(38,066,400)
Net cash used in financing activities	$(35,818,824)	$(35,239,389)
Net Change in Cash and Cash Equivalents	$3,824,744	$7,638,425
Cash and Cash Equivalents at beginning of period	15,787,069	7,895,084
Cash and Cash Equivalents at end of period	$19,611,813	$15,533,509

Supplemental Disclosure of Cash Flow Information
Interest paid	$6,404,134	$6,301,929
Income taxes paid (net of refunds)	2,117,473	197,202

Non-Cash Financing Activities
Change in accounts payable and accrued expenses related to debt financing costs	$(255,037)	$—
Reinvestment of distributions by common stockholders in additional common shares	1,113,727	727,518
Common stock issued upon conversion of convertible notes	42,654	—

NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation (Unaudited)
	For the Three Months Ended		For the Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Net Income attributable to CorEnergy Stockholders	$7,697,324	$9,177,284	$23,215,881	$25,846,934
Less:
Preferred Dividend Requirements	2,396,875	2,396,875	7,190,625	5,557,113
Net Income attributable to Common Stockholders	$5,300,449	$6,780,409	$16,025,256	$20,289,821
Add:
Depreciation	6,138,548	5,823,777	18,416,138	17,468,456
Less:
Non-Controlling Interest attributable to NAREIT FFO reconciling items (1)	—	411,455	—	1,234,365
NAREIT funds from operations (NAREIT FFO)	$11,438,997	$12,192,731	$34,441,394	$36,523,912
Add:
Distributions received from investment securities	5,627	242,412	65,292	717,791
Less:
Net distributions and dividend income	5,627	213,040	65,292	477,942
Net realized and unrealized gain (loss) on other equity securities	(930,147)	1,340,197	(1,797,281)	1,410,623
Income tax (expense) benefit from investment securities	249,420	(589,125)	491,407	(703,987)
Funds from operations adjusted for securities investments (FFO)	$12,119,724	$11,471,031	$35,747,268	$36,057,125
Add:
Loss on extinguishment of debt	—	234,433	—	234,433
Provision for loan losses, net of tax	—	—	500,000	—
Transaction costs	66,895	35,822	123,791	505,873
Amortization of debt issuance costs	353,639	382,745	1,060,820	1,320,487
Amortization of deferred lease costs	22,983	22,983	68,949	68,949
Accretion of asset retirement obligation	127,928	170,904	383,784	492,162
Non-cash loss associated with derivative instruments	—	29,608	—	13,155
Less:
Non-cash settlement of accounts payable	—	50,000	—	221,609
Income tax benefit	497,247	397,554	1,314,935	749,287
Non-Controlling Interest attributable to AFFO reconciling items (1)	—	3,366	—	10,075
Adjusted funds from operations (AFFO)	$12,193,922	$11,896,606	$36,569,677	$37,711,213

Weighted Average Shares of Common Stock Outstanding:
Basic	11,939,360	11,904,933	11,928,929	11,896,803
Diluted	15,393,644	15,359,479	15,383,386	15,351,348
NAREIT FFO attributable to Common Stockholders
Basic	$0.96	$1.02	$2.89	$3.07
Diluted (2)	$0.89	$0.94	$2.67	$2.81
FFO attributable to Common Stockholders
Basic	$1.02	$0.96	$3.00	$3.03
Diluted (2)	$0.93	$0.89	$2.75	$2.78
AFFO attributable to Common Stockholders
Basic	$1.02	$1.00	$3.07	$3.17
Diluted (3)	$0.92	$0.90	$2.77	$2.85
(1) There is no noncontrolling interest outstanding for the three and nine months ended September 30, 2018.
(2) Diluted per share calculations include dilutive adjustments for convertible note interest expense, discount amortization and deferred debt issuance amortization.
(3) Diluted per share calculations include a dilutive adjustment for convertible note interest expense.